CONSENT OF INDEPENDENT ACCOUNTANTS
                                    ________



We  hereby  consent  to  the  incorporation  by  reference  in  the Registration
Statement  on  Form  S-2  (No.  33-26582), Form  S-3  (Nos.  33-28391, 33-64671,
333-63381 and 333-94159) and Form S-8 (No. 33-301175) of Chesapeake Utilities Corporation of our report dated February 15, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.





/S/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers  LLP
Philadelphia,  Pennsylvania
March  29,  2002